Exhibit 10.6
Execution Version

FIRST AMENDMENT TO
THE AMENDED AND RESTATED SERIES 2024-1 SUPPLEMENT
This FIRST AMENDMENT TO THE AMENDED AND RESTATED SERIES 2024-1 SUPPLEMENT (this “Amendment”), dated as of March 25, 2026 (the “Class D Notes Sale Date”) amends the Amended and Restated Series 2024-1 Supplement (the “A&R Series 2024-1 Supplement”), dated as of January 31, 2025 (the “Class D Notes Closing Date”), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2024-1 Noteholders (in such capacity, the “Series 2024-1 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the A&R Series 2024-1 Supplement, as applicable.
W I T N E S S E T H:
WHEREAS, ABRCF and the Trustee entered into the Series 2024-1 Supplement (the “Series 2024-1 Supplement”), dated January 12, 2024;
WHEREAS, in accordance with Section 5.15 of the Series 2024-1 Supplement, on January 31, 2025, ABRCF issued its Series 2024-1 8.05% Rental Car Asset Backed Notes, Class D and additional Class R Notes on the Class D Notes Closing Date and amended and restated the Original Series 2024-1 Supplement in its entirety as reflected in the A&R Series 2024-1 Supplement;
WHEREAS, Section 5.7 of the A&R Series 2024-1 Supplement permits ABRCF to amend or modify the A&R Series 2024-1 Supplement to provide for a re-marketing and/or offering and sale of the Class D Notes and to make certain amendments to the A&R Series 2024-1 Supplement in connection with such re-marketing and/or offering and sale, subject, in each case, solely with (i) the consent of the Class D Noteholders and (ii) satisfaction of the Rating Agency Consent Condition;
WHEREAS, ABRCF desires to re-market the Class D Notes on the Class D Notes Sale Date;
WHEREAS, Avis Budget Car Rental LLC owns 100% of the Class D Notes (in such capacity, the “Sole Class D Noteholder”);
WHEREAS, the Rating Agency Consent Condition will be satisfied on the Class D Notes Sale Date; and
WHEREAS, ABRCF has requested the Trustee, the Series 2022-1 Agent and the affected Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the

AMERICAS 132933670

Series 2022-1 Agent and the Sole Class D Noteholder have agreed to, make the amendments described above as set forth herein.
NOW, THEREFORE, it is agreed:
1.    Amendments.
(a)    The A&R Series 2024-1 Supplement is hereby amended by deleting the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and adding the inserted text (indicated in the same manner as the following example: inserted text) as set forth on the pages of the A&R Series 2024-1 Supplement attached as Exhibit A hereto.
(b)    The Exhibits to the A&R Series 2024-1 Supplement are hereby amended to (i) replace Exhibits D-1, D-2 and D-3, each as set forth in Exhibit B hereto, and (ii) remove Exhibits W-1, W-2, X-1, X-2 and X-3, in each case, without modifying the existing Exhibits.
2.    Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2024-1 Agent) hereby authorize and direct the Trustee and Series 2024-1 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.
3.    This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the A&R Series 2024-1 Supplement.
4.    This Amendment shall become effective on the date hereof upon satisfaction of the Rating Agency Consent Condition. From and after the date hereof, all references to the A&R Series 2024-1 Supplement shall be deemed to be references to the A&R Series 2024-1 Supplement as amended hereby.
5.    This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

AMERICAS 132933670

6.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

AMERICAS 132933670

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By:	/s/ David Calabria
Name: David Calabria
Title: President and Treasurer

AMERICAS 132933670

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee and
Series 2024-1 Agent

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

AMERICAS 132933670

AGREED, ACKNOWLEDGED AND CONSENTED:

AVIS BUDGET CAR RENTAL, LLC,
as the Sole Class D Noteholder
By:     /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AMERICAS 132933670

Exhibit A

Amendments to A&R Series 2024-1 Supplement

AMERICAS 132933670

~~EXECUTION VERSION~~Conformed through
First Amendment, dated March 25, 2026

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC,
as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee and Series 2024-1 Agent

_____________________

AMENDED AND RESTATED SERIES 2024-1 SUPPLEMENT
dated as of

January 31, 2025

to

SECOND AMENDED AND RESTATED BASE INDENTURE
dated as of June 3, 2004

_____________________

Series 2024-1 5.36% Rental Car Asset Backed Notes, Class A
Series 2024-1 5.85% Rental Car Asset Backed Notes, Class B
Series 2024-1 6.48% Rental Car Asset Backed Notes, Class C
Series 2024-1 ~~8.05~~7.20% Rental Car Asset Backed Notes, Class D
Series 2024-1 8.427% Rental Car Asset Backed Notes, Class R

five Classes, the first of which is known as the “Class A Notes”, the second of which is known as the “Class B Notes”, the third of which is known as the “Class C Notes”, the fourth of which is known as the “Class R Notes” and the fifth of which shall be known as the “Class D Notes”.
On the Class A/B/C Notes Closing Date, ABRCF issued (i) one tranche of Class A Notes designated as the “Series 2024-1 5.36% Rental Car Asset Backed Notes, Class A”, (ii) one tranche of Class B Notes designated as the “Series 2024-1 5.85% Rental Car Asset Backed Notes, Class B”, (iii) one tranche of Class C Notes designated as the “Series 2024-1 6.48% Rental Car Asset Backed Notes, Class C” and (iv) one tranche of Class R Notes designated the “Series 2024-1 8.427% Rental Car Asset Backed Notes, Class R”.
On the Class D Notes Closing Date, ABRCF shall issue (i) one tranche of Class D Notes designated as the “Series 2024-1 ~~8.05~~7.20% Rental Car Asset Backed Notes, Class D” and (ii) the Additional Class R Notes.
The Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class R Notes collectively, constitute the Series 2024-1 Notes. The Class B Notes shall be subordinated in right of payment to the Class A Notes, to the extent set forth herein. The Class C Notes shall be subordinated in right of payment to the Class A Notes and Class B Notes, to the extent set forth herein. The Class D Notes shall be subordinated in right of payment to the Class A Notes, Class B Notes and Class C Notes, to the extent set forth herein. The Class R Notes shall be subordinated to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.
The proceeds from the sale of the Class A Notes, Class B Notes, Class C Notes and Class R Notes were deposited in the Collection Account and were deemed to be Principal Collections, and the proceeds from the sale of the Class D Notes and the Additional Class R Notes shall be deposited in the Collection Account and shall be deemed to be Principal Collections.
The Series 2024-1 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to “all” Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to “all” Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

ARTICLE I
DEFINITIONS

(a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section, Subsection or Exhibit references herein shall refer to Articles, Sections, Subsections or Exhibits of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2024-1 Notes and not to

2

“Class D Maximum Suzuki Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.
“Class D Maximum Tesla Amount” means, as of any day, an amount equal to 25% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.
“Class D Monthly Interest” means, (A) for so long as ABRCF owns 100% of the Class D Notes, $0 and (B) if ABRCF owns less than 100% of the Class D Notes, with respect to (i) the initial Series 2024-1 Interest Period for the Class D Notes, an amount equal to $1,829,698 and (ii) any other Series 2024-1 Interest Period, an amount equal to the product of (A) one-twelfth of the Class D Note Rate and (B) the Class D Invested Amount on the first day of such Series 2024-1 Interest Period, after giving effect to any principal payments made on such date.
“Class D Note” means any one of the Series 2024-1 ~~8.05~~7.20% Rental Car Asset Backed Notes, Class D, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D-1, Exhibit D-2, Exhibit D-3 or Exhibit D-4. Definitive Class D Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.
“Class D Note Owner” means each beneficial owner of a Class D Note.
“Class D Note Rate” means ~~8.05~~7.20% per annum.

“Class D Noteholder” means the Person in whose name a Class D Note is registered in the Note Register.
“Class D Notes Closing Date” means January 31, 2025.
“Class D Overcollateralization Amount” means, the excess, if any of (x) the Series 2024-1 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (y) the Series 2024-1 Invested Amount as of such date.
“Class D Percentage” means, as of any date of determination, a percentage equal to the excess, if any, of (x) 100% over (y) the Class A/B/C Percentage as of such date.
“Class D Principal Deficit Amount” means, as of any date of determination, the excess, if any, of (i) the Class D Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the Series 2024-1 AESOP I Operating Lease Loan Agreement Borrowing Base on such date; provided, however, that the Class D Principal Deficit Amount on any date occurring during the period commencing on and including the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease, shall mean the excess, if any, of (x) the Class D Invested Amount on such date (after giving effect to the distribution of Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (y) the sum of (1) the Series 2024-1 AESOP I Operating

ABRCF pursuant to the Related Documents, as such information relates to the Series 2024-1 Notes or the Series 2024-1 Collateral.
Section 5.3.    Exhibits. The following exhibits attached hereto supplement the exhibits included in the Base Indenture.

Exhibit A-1:	Form of Restricted Global Series 2024-1 Note, Class A
Exhibit A-2:	Form of Temporary Global Series 2024-1 Note, Class A
Exhibit A-3:	Form of Permanent Global Series 2024-1 Note, Class A
Exhibit B-1:	Form of Restricted Global Series 2024-1 Note, Class B
Exhibit B-2:	Form of Temporary Global Series 2024-1 Note, Class B
Exhibit B-3:	Form of Permanent Global Series 2024-1 Note, Class B
Exhibit C-1:	Form of Restricted Global Series 2024-1 Note, Class C
Exhibit C-2:	Form of Temporary Global Series 2024-1 Note, Class C
Exhibit C-3:	Form of Permanent Global Series 2024-1 Note, Class C
Exhibit D-1:	Form of Restricted Global Series 2024-1 Note, Class D
Exhibit D-2:	Form of Temporary Global Series 2024-1 Note, Class D
Exhibit D-3:	Form of Permanent Global Series 2024-1 Note, Class D
Exhibit D-4:	Form of Definitive Series 2024-1 Note, Class D
Exhibit E-1:	Form of Restricted Global Series 2024-1 Note, Class R
Exhibit E-2:	Form of Temporary Global Series 2024-1 Note, Class R
Exhibit E-3:	Form of Permanent Global Series 2024-1 Note, Class R
Exhibit F:	Form of Series 2024-1 Demand Note
Exhibit G:	Form of Multi-Series Letter of Credit
Exhibit H:	Form of Lease Payment Deficit Notice
Exhibit I:	Form of Demand Notice
Exhibit J:	Form of Supplemental Indenture No. 5 to the Base Indenture
Exhibit K:	Form of Amendment to the AESOP I Operating Lease
Exhibit L:	Form of Amendment to the Finance Lease
Exhibit M:	Form of Amendment to the AESOP I Operating Lease Loan Agreement
Exhibit N:	Form of Amendment to the AESOP I Finance Lease Loan Agreement
Exhibit O:	Form of Amendment to the AESOP II Operating Lease
Exhibit P:	Form of Amendment to the Master Exchange Agreement
Exhibit Q:	Form of Amendment to the Escrow Agreement
Exhibit R:	Form of Amendment to the Administration Agreement
Exhibit S:	Form of Amendment to the AESOP II Operating Lease Loan Agreement
Exhibit T:	Form of Amendment to the Original AESOP Nominee Agreement
Exhibit U:	Form of Amendment to the Disposition Agent Agreement
Exhibit V:	Form of Amendment to the Back-up Administration Agreement
~~Exhibit W-1:~~	~~Form of Transfer Certificate for Class D Notes (Transferee)~~

~~Exhibit W-2:~~ 	~~Form of Transfer Certificate for Class D Notes (Transferor)~~
~~Exhibit X-1:~~	~~Form of Transfer Certificate (Definitive Notes to Temporary Global Notes)~~
~~Exhibit X-2:~~ 	~~Form of Transfer Certificate (Definitive Notes to Permanent Global Notes)~~
~~Exhibit X-3:~~	~~Form of Transfer Certificate (Definitive Notes to Restricted Global Notes)~~

Section 5.4. Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.
Section 5.5. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
Section 5.6. Governing Law. This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.
Section 5.7. Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement or any other Related Document, such requirement shall be satisfied if such amendment or modification is consented to by the Requisite Series 2024-1 Noteholders; provided, further, that, (A) so long as (i) no Amortization Event has occurred and is continuing and (ii) the Rating Agency Consent Condition is met with respect to the outstanding Series 2024-1 Notes (other than the Class R Notes), ABRCF shall be able to either (x) (1) decrease or increase any of the Class A/B/C Maximum Amounts and make any related modification to a defined term that includes “Moody’s” in such defined term or (y) include a new Class A/B/C Maximum Amount and related amendments for any Manufacturer that becomes an Eligible Non-Program Manufacturer or Eligible Program Manufacturer after the Class A/B/C Notes Closing Date and make any related modification to a defined term that includes “Moody’s” in such defined term, in each case, at any time without the consent of the Class A/B/C Noteholders and (2) decrease or increase any of the Class D Maximum Amounts and make any related modification to a defined term that includes “Moody’s” in such defined term or (y) include a new Class D Maximum Amount and related amendments for any Manufacturer that becomes an Eligible Non-Program Manufacturer or Eligible Program Manufacturer after the Class D Notes Closing Date and make any related modification to a defined term that includes “Moody’s” in such defined term, in each case, at any time without the consent of the Class D Noteholders and (B) ABRCF shall be able to modify or amend any Series 2024-1 Maximum Amount at any time with the consent of a Requisite Series 2024-1 Noteholders; provided, further, that, notwithstanding anything in this Section 5.7 or Article 8 or Article 12 of the Base Indenture to the contrary, this Supplement may be amended or modified to provide for a re-marketing and/or offering and sale of the Class D Notes, including, but not limited to, modifications to enhancement provisions, economics and

OTHER RELATED DOCUMENTS EXECUTED IN CONNECTION WITH THE ISSUANCE OF THE SERIES 2024-1 NOTES AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION EACH MAY NOW OR HEREAFTER HAVE, TO THE LAYING OF VENUE IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AS WELL AS ANY RIGHT EACH MAY NOW OR HEREAFTER HAVE, TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. NOTHING CONTAINED HEREIN SHALL PRECLUDE ANY PARTY HERETO FROM BRINGING AN ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE SERIES 2024-1 NOTES, THE SERIES 2024-1 DEMAND NOTES, THE MULTI-SERIES LETTER OF CREDIT AND ANY OTHER RELATED DOCUMENTS EXECUTED IN CONNECTION WITH THE ISSUANCE OF THE SERIES 2024-1 NOTES IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION OR PROCEEDING.

Section 5.23. Additional Terms of the Series 2024-1 Notes.

(a)    Solely with respect to this Supplement and the Series 2024-1 Notes:

(i)    The Opinion of Counsel set forth in Section 2.2(f)(i)(x) of the Base Indenture shall not be required with respect to the Class C Notes and the Class R Notes. The Opinion of Counsel set forth in Section 2.2(f)(i)(y) of the Base Indenture shall not be required with respect to the Class C Notes and the Class R Notes for any Series issued after the date hereof.

(ii)    The terms Rating Agency Confirmation Condition and Rating Agency Consent Condition shall be deemed to be satisfied with respect to Fitch if ABRCF notifies Fitch of the applicable action at least ten (10) calendar days prior to such action (or, if Fitch agrees to less than ten (10) calendar days’ notice, such lesser period) and Fitch has not notified ABRCF and the Trustee in writing that such action will result in a reduction or withdrawal of the rating given to the Class A Notes, the Class B Notes or the Class C Notes by Fitch within such ten (10) calendar day (or lesser) period.

~~(b) The transfer by a transferor (a “Transferor”) holding a Class D Note or a beneficial interest therein to a subsequent transferee (a “Transferee”) who wishes to take delivery thereof in the form of a Class D Note or beneficial interest therein will be made upon receipt by the Trustee, at the office of the Trustee, of (x) a transfer certificate from the Transferee substantially in the form of Exhibit W-1 and (y) a transfer certificate from the Transferor substantially in the form of Exhibit W-2. For the avoidance of doubt, if a Transferor or Transferee is unable to provide an applicable transfer certificate due to the requirements of such certificate not being satisfied, such transfer shall not be permitted (and any such transfer shall be void ab initio and of no force and effect). Delivery of any such certificate to ABRCF shall be~~

~~required to be delivered to the email address set forth in Exhibits W-1 and W-2. Any other transfer of a Note shall be made in accordance with Section 2.9 of the Base Indenture.~~
~~Section 5.24.  Transfer and Exchange of Definitive Class D Notes for Global Class D Notes. Notwithstanding anything to the contrary contained in this Supplement, the Base Indenture or in any Related Document, and solely with respect to this Supplement and the Definitive Class D Notes issued pursuant to this Supplement, following the Class D Notes Closing Date, the holder of any Definitive Class D Note may transfer the same in exchange for a Global Class D Note in accordance with this Section 5.24. Any other transfer of a Class D Note shall be made in accordance with Section 2.9 of the Base Indenture.~~

~~(a) When Definitive Class D Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Global Class D Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transaction are met; provided, however, that the Definitive Class D Notes surrendered for transfer or exchange at the office maintained by the Transfer Agent for such purpose in the Borough of Manhattan, The City of New York (x) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to ABRCF and the Registrar, duly executed by the holder thereof or its attorney, duly authorized in writing and (y) shall only be transferred or exchanged in compliance with this Section 5.24.~~
~~(b) If interests in a Definitive Class D Note are being transferred to a Restricted Global Class D Note to a Qualified Institutional Buyer in accordance with Rule 144A, each such transferee shall be deemed to have made the representations and agreements set forth in Section 2.9(c)(ii) of the Base Indenture. In addition, such transferee shall be responsible for providing additional information or certification, as shall be reasonably requested by the Trustee, ABRCF or any Placement Agent for such Global Class D Notes, to support the truth and accuracy of such acknowledgements, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Class D Notes.~~

~~(c) If a holder of a beneficial interest in a Definitive Class D Note wishes at any time to exchange its interest in such Definitive Class D Note for an interest in a Restricted Global Class D Note, Permanent Global Class D Note or Temporary Global Class D Note, or to transfer its interest in such Definitive Class D Note to a Person who wishes to take delivery thereof in the form of an interest in a Restricted Global Class D Note, Permanent Global Class D Note or Temporary Global Class D Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and DTC, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest a Restricted Global Class D Note, Permanent Global Class D Note or Temporary Global Class D Note. Upon receipt by the Transfer Agent of (i) such Definitive Class D Note properly endorsed for cancellation by such holder or for assignment to the transferee, (ii) a written order given in accordance with the applicable procedures of Euroclear or Clearstream or DTC, as the case may be, containing information regarding the agent member’s account with DTC (and/or the Euroclear or Clearstream account, as the case may be) to be credited with such increase and (iii) (x) a transfer certificate substantially in the form of Exhibit W-2 hereto, (y) in the case of a transfer to a Restricted Global Class D Note, a certificate in the form of Exhibit X-3 and (z) in the case of a transfer to a Permanent Global Class D Note or Temporary Global Class D Note, a certificate in~~

~~the form of Exhibit X-1 or Exhibit X-2, as applicable, the Transfer Agent shall (A) cancel such Definitive Class D Note, record the transfer in the Registrar, (B) if applicable (to the extent of any exchange or transfer in part), re-issue a new Definitive Class D Note for the partial amount to be held in definitive form in accordance with the provisions for the issuance of Definitive Class D Notes in the Base Indenture (as modified by this Supplement) and (C) approve the instructions at Euroclear, Clearstream and/or DTC, as applicable, concurrently with such cancellation and re-issuance (if applicable), to credit or cause to be credited the account specified in such instruction a beneficial interest in the Restricted Global Class D Note, Permanent Global Class D Note or Temporary Global Class D Note equal to the principal amount of the Definitive Class D Note transferred or exchanged.~~

~~(d) ABRCF or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of the Class D Notes. No service charge shall be made for any such transaction.~~
~~(e) To permit registrations of transfers and exchanges, ABRCF shall execute and the Trustee shall authenticate the Class D Notes, subject to such rules as the Trustee may reasonably require. No service charge to the Class D Noteholder shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Registrar may require payment of a sum sufficient to cover any transfer tax or similar government charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.13 of the Base Indenture in which event the Registrar will be responsible for the payment of any such taxes).~~

~~(f) All Class D Notes issued upon any registration of transfer or exchange of Class D Notes shall be the valid obligations of ABRCF, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Class D Notes surrendered upon such registration of transfer or exchange.~~

~~(g) Prior to due presentment for registration of transfer of any Class D Note, the Trustee, any Agent and ABRCF may deem and treat the Person in whose name any Class D Note is registered (as of the day of determination) as the absolute owner of such Class D Note for the purpose of receiving payment of principal of and interest on such Class D Note and for all other purposes whatsoever, whether or not such Class D Note is overdue, and neither the Trustee, any Agent nor ABRCF shall be affected by notice to the contrary.~~

~~(h) By its acceptance of a Class D Note, each Class D Noteholder and Class D Note Owner shall be deemed to have represented and warranted that its purchase and holding of the Class D Note will not, throughout the term of its holding an interest therein, constitute a non-exempt “prohibited transaction” under Section 406(a) of ERISA or Section 4975 of the Code.~~

Exhibit B

Exhibits to A&R Series 2024-1 Supplement

AMERICAS 132933670